SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    February 2, 2000

               Date of Earliest Event Reported:  January 31, 2000


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 31, 2000, Registrant issued a press release announcing the unaudited results of operations for the three- and six-month periods ended December 31, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
                Number                       Description
              ---------       -----------------------------------------

                  99          Copy of press release announcing the
                              unaudited results of operations for the three- and six-month periods ended December 31, 1999.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  February 2, 2000                   By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, Chairman
                                             and CEO



Date:  February 2, 2000                   By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen
                                             President